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                                                                   EXHIBIT 10.35

                                    WARRANT

        NO SALE, OFFER TO SELL OR TRANSFER OF THE SECURITIES REPPRESENTED BY THIS WARRANT OR THE SHARES ISSUABLE UPON EXERCISE THEREOF SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF SUCH ACT IS THEN APPLICABLE TO SUCH SALE, OFFER TO SELL OR TRANSFER.

VOID AFTER 3 P.M., NEW YORK CITY TIME, MAY 31, 1999

                   *****************************************

No. WC002

            Warrant to purchase  200,000  shares of Common Stock of

                                  VASCO CORP.
                    1919 SOUTH HIGHLAND AVENUE, SUITE 118-C
                            LOMBARD, IL  60148-4855

     This certifies that for value received OSPREY PARTNERS (hereinafter call the "holder") as registered owner of this Warrant, is entitled at any time or from time to time on or before 3 P.M. New York City Time, May 31, 1999, but not thereafter, to subscribe for, purchase and receive, 200,000 fully paid and non-assessable shares of the Common Stock of VASCO CORP. (hereinafter called the "Corporation" or "Company"), at the price of $0.25 per share, upon presentation and surrender of this instrument and upon payment of the purchase price of said shares of said Common Stock, to the Corporation, at the principal office of the Corporation, provided that upon the occurrence of any of the events specified in the Statement of Rights to Warrants and From of Exercise annexed hereto and hereby made a part hereof as fully as if set forth at length herein, the rights granted hereby shall be adjusted as therein specified. Upon the exercise of this Warrant, the Form of Exercise annexed hereto must be duly executed and the accompanying instructions for registration of stock must be filled in. If the subscription rights represented hereby shall not be exercised on or before 3:00 PM, New York City Time, May 31, 1999, this Warrant shall become and be void and all rights represented hereby shall cease.






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     Subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Warrant may be assigned in whole or in part by the execution by the holder of the form of Assignment attached hereto. In the event of any assignment made as aforesaid, the Corporation, upon request and upon surrender of this instrument at the office of the Corporation, accompanied by payment of all transfer taxes payable in connection therewith, will transfer this Warrant on the books of the Corporation and execute and deliver a new Warrant of Warrants of like tenor to said assignee or assignees, expressly evidencing the right to purchase the aggregate number of shares of the Common Stock purchasable hereunder.

     This Warrant may be exercised in whole or in part. In case of the exercise hereof in part only, the Corporation, upon surrender of this instrument at the Office of the Corporation, together with all other documents required hereunder with respect to such exercise, will casue to be delivered to the holder a new Warrant of like tenor in the name of the holder evidencing the right of the holder to purchase the number of shares of Common Stock purchasable hereunder as to which the Warrant has not been exercised.

     This Warrant is subject to "piggyback" rights of registration, and shall be included in any future Registration Statement that may be filed with the SEC.

     WITNESS the signature of the duly authorized officers of the Corporation.


     VASCO CORP.


                                               By:  /s/ T. Kendall Hunt
                                                    ----------------------
                                                    President

                                               By:  /s/ Forrest D. Laidley
                                                    ----------------------
                                                    Secretary

Date of Original Issuance:  June 1, 1992
                            ------------


NOTE:  (4/15/96)

On January 19, 1996 VASCO CORP. and OSPREY PARTNERS agreed that 200,000 shares of the original Warrant WC001 for 400,000 shares are considered vested in OSPREY PARTNERS, and such Warrant to purchase up to 200,000 shares is hereby extended two (2) years to May 31, 1999. The remaining 200,000 shares of original Warrant WC001 are hereby considered canceled.



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                        STATEMENTS OF RIGHTS TO WARRANTS
                                      AND
                                FORM OF EXERCISE


     (a) In case, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of its Common Stock into a greater number of shares, then in either of such cases, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of shares at that time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Corporation shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number or shares of Common Stock purchasable pursuant to this Warrant shall be proportionately decreased. If the Corporation shall, at any time during the term of this Warrant, declare a dividend payable in cash on its Common Stock and shall, at substantially equal to the dividend, all Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock shall be treated as a dividend pain in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

     (b) In case, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall be recapitalized by reclassifying its outstanding Common Stock, (other than a change in par value to no par value), or the Corporation or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term "successor corporation" herein before used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the shares of Common Stock of the Corporation theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets of the other corporation as to which the holder of this Warrant would have been entitled had this Warrant been exercised immediately prior to such recapitalization, consolidation, merger or conveyance; and in any such event, the rights of the Warrant holder to any adjustment in the number of shares of Common Stock purchasable upon the exercise of this Warrant, as hereinbefore provided, shall continue and be preserved in respect of any stock which the Warrant holder becomes entitled to purchase.

     (c) In case the Corporation at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the holder of this Warrant may thereafter receive upon exercise hereof in lieu of each share of Common Stock of the Corporation which he would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable,



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distributable or payable upon such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Corporation; provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Corporation. Such date so fixed shall be no earlier than 3 P.M. New
York City Time, on the forty-fifth (45th) day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered holder of this Warrant at its address as it appears on the books of the Corporation.

     (d) Upon any exercise of this Warrant by the Warrant holder, the Corporation shall not be required to deliver fractions of one share, but adjustment in the purchase price payable by the Warrant holder shall be made in respect of any such fraction of one share on the basis of the purchase price per share then applicable upon exercise of this Warrant.

     (e) In the event that, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall determine to take a record of its stockholders for the purpose of determining stockholders entitled to receive any dividend, stock dividend, distribution or other right whether or not it may cause any change or adjustment in the number, amount, price or nature of the securities or assets deliverable upon the exercise of this Warrant pursuant to the foregoing provisions, the Corporation shall give at least ten (10) days' prior written notice to the effect that it intends to take such record to the registered holder of this Warrant at its address as it appears on the books of the Corporation, said notice to specify the date as of which such record is to be taken, the purpose for which such record is to be taken, and the effect which the action which may be taken will have upon this Warrant.

     (f) The Corporation may deem and treat the registered holder of the Warrant at any time as the absolute owner hereof for all purposes, and shall not be affected by any notice to the contrary.

     (g) This Warrant shall not entitle any holder thereof to any of the rights of a stockholder, and shall not entitle any holder thereof to any dividend declared upon the Common Stock unless the holder shall have exercised the within Warrant and purchased the shares of Common Stock prior to the record date fixed by the Board of Directors for the determination of holders of Common Stock entitled to exercise any such rights or receive said dividend.





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     The undersigned hereby irrevocably elects to exercise the within Warrant
to the extent of purchasing            of the shares of Common Stock of said
Corporation called for thereby and makes payment of $              in payment
of the purchase price thereof. Please issue the shares of stock so purchased in accordance with the instructions given below.


                                Signature:
                                          --------------------------------------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                          ON THE BOOKS OF THE COMPANY


                        (Please Print in Block Letters)


Name
    --------------------------------------------------------------------------

Address
        ----------------------------------------------------------------------
Social Security
  or Employer I. D. Number
                           ---------------------------------------------------


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                                   ASSIGNMENT

                    (To Be Executed By the Registered Holder
                  to Effect a Transfer of the Within Warrant)


FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

-----------------------------------------------

------------------------------------------------------------------------------
(Name)

------------------------------------------------------------------------------
(Address)

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the right to purchase Common Stock evidenced by the within Warrant, to the
extent of               shares of Common Stock, and does hereby irrevocably
constitute and appoint

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to transfer the said right on the books of the Corporation, with full power of substitution.



Dated:                                , 19    .
       -------------------------------    ----


                                                  -----------------------------
                                                           (Signature)


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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a bank, other than a savings bank or trust company, having an office or correspondent in New York, or by a firm having membership on a registered national securities exchange and an office in New York, New York.